UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2023

WEWORK INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39419	85-1144904
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12 East 49th Street, 3rd Floor New York, NY	10017
(Address of principal executive offices)	(Zip Code)

(646) 389-3922

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	WE	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock (1)	WE WS (1)	(1)
Class A Common Stock Purchase Rights	—	The New York Stock Exchange

(1)

On August 22, 2023, the New York Stock Exchange filed a Form 25 to delist the Company’s warrants and remove such securities from registration under Section 12(b) of the Securities Exchange Act of 1934, as amended. Effective August 23, 2023, the registrant’s warrants are trading on the OTC Pink Marketplace under the symbol “WEWOW.”

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth below in Item 1.03 in this Current Report on Form 8-K (this “Current Report”) under the captions “Restructuring Support Agreement” is hereby incorporated by reference into this Item 1.01.

Item 1.03	Bankruptcy or Receivership.

Voluntary Petitions for Bankruptcy

On November 6, 2023 (the “Petition Date”), WeWork Inc. (“WeWork” or the “Company”) and certain of its direct and indirect subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions to commence proceedings under Chapter 11 (the “Chapter 11 Cases”) of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of New Jersey (the “Bankruptcy Court”). The Debtors have requested that the Chapter 11 Cases be jointly administered under the caption “In re WeWork Inc., et al.” The Debtors will continue to operate their business and manage their properties as “debtors in possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court. In order to ensure their ability to continue operating in the ordinary course of business and minimize the effect of bankruptcy on the Debtors’ members, employees, vendors and other stakeholders, the Debtors filed with the Bankruptcy Court certain motions seeking a variety of customary “first day” relief, including a motion seeking authority to pay employee wages and benefits, to pay certain vendors and suppliers for goods and services provided both before and after the Petition Date, and to continue honoring insurance and tax obligations as they come due. In addition, the Debtors filed with the Bankruptcy Court motions seeking approval for the consensual use of cash collateral and other customary operational and administrative relief. The Debtors expect that the Bankruptcy Court will approve the relief sought in these motions.

Additional information about the Chapter 11 Cases, including access to Bankruptcy Court documents, is available online at https://dm.epiq11.com/WeWork, a website administered by Epiq Corporate Restructuring, LLC, a third-party bankruptcy claims and noticing agent. The documents and other information on this website are not part of this Current Report and shall not be incorporated by reference herein.

Restructuring Support Agreement

On November 6, 2023, prior to the commencement of the Chapter 11 Cases, the Debtors entered into a Restructuring Support Agreement (the “Restructuring Support Agreement”) with (a) SoftBank Vision Fund II-2 L.P. (“SVF II”) and certain entities affiliated therewith (collectively, the “SoftBank Parties”) as holders of the (i) 15.000% First Lien Senior Secured PIK Notes due 2027, Series II (the “Series II First Lien Notes”), (ii) 11.000% Second Lien Exchangeable Senior Secured PIK Notes due 2027 (the “Second Lien Exchangeable Notes”) and (iii) 12.000% Third Lien Exchangeable Senior Secured PIK Notes due 2027 (the “Third Lien Exchangeable Notes”), each issued by WeWork Companies LLC (the “Issuer” or the “WeWork Obligor”) and WW Co-Obligor Inc. (together with the Issuer, the “Issuers”) under the applicable indentures, and (b) certain holders (collectively, the “Consenting Noteholders” and, collectively with the SoftBank Parties, the “Consenting Stakeholders”) of the (i) 15.000% First Lien Senior Secured PIK Notes due 2027, Series I (the “Series I First Lien Notes”) and Series III (the “Series III First Lien Notes” and, collectively with the Series I First Lien Notes and the Series II First Lien Notes, the “First Lien Notes”) and (ii) 11.000% Second Lien Senior Secured PIK Notes due 2027 (the “Second Lien Notes” and, collectively with the First Lien Notes, the Second Lien Exchangeable Notes and the Third Lien Exchangeable Notes, the “Secured Notes”), each issued by the Issuers under the applicable indentures, on the terms of a comprehensive restructuring transaction (the “Restructuring Transaction”) to be implemented through the Chapter 11 Cases. The Consenting Stakeholders own in the aggregate approximately (i) 89.4% of the aggregate principal amount of the Series I First Lien Notes, (ii) 100% of the aggregate principal amount of the Series II First Lien Notes, (iii) 100% of the aggregate principal amount of the Series III First Lien Notes, (iv) 85.2% of the aggregate principal amount of the Second Lien Notes, (v) 100% of the aggregate principal amount of the Second Lien Exchangeable Notes and (vi) 100% of the aggregate principal amount of the Third Lien Exchangeable Notes.

Under the Restructuring Support Agreement, the Consenting Stakeholders have agreed, subject to certain terms and conditions, to support a financial and operational restructuring (the “Restructuring”) of the existing debt of, existing equity interests in, and certain other obligations of the Debtors, pursuant to a prearranged plan of reorganization (the “Plan”) under Chapter 11 of the Bankruptcy Code in the Chapter 11 Cases.

The Plan will be implemented in accordance with the Restructuring Support Agreement and that certain restructuring term sheet (the “Restructuring Term Sheet”), attached to and incorporated into the Restructuring Support Agreement (such transactions described in, and in accordance with, the Restructuring Support Agreement and the Restructuring Term Sheet, the “Restructuring Transactions”) which, among other things, contemplates:

•

the equitization of the Prepetition LC Facility Claims, the 1L Notes Claims and the 2L Notes Claims into New Interests (each, as defined in the Restructuring Support Agreement), subject to certain conditions set forth in the Restructuring Term Sheet; and

•	the cancellation of all other indebtedness and preexisting equity interests in the applicable Debtors.

The Restructuring Support Agreement also contemplates that the Consenting Stakeholders will support a super priority debtor-in-possession term loan “C” and letter of credit facility for the issuance of cash collateralized standby letters of credit during the Chapter 11 Cases.

The Restructuring Support Agreement, the Restructuring Term Sheet and the Plan also provide for stakeholder recoveries and treatment, including, without limitation, as follows:

•

each holder of Prepetition LC Facility Claims and 1L Notes Claims shall receive its pro rata share of the 1L Equity Distribution (as defined in the Restructuring Term Sheet), subject to certain dilution;

•	each holder of 2L Notes Claims shall receive its pro rata share of the 2L Equity Distribution (as defined in the Restructuring Term Sheet), subject to certain dilution;

•

each holder of 3L Notes Claim (as defined in the Restructuring Support Agreement), Unsecured Notes Claim and General Unsecured Claim (each, as defined in the Restructuring Term Sheet) shall receive treatment in a manner consistent with section 1129(a)(9) of the Bankruptcy Code and in any event no less than such holder’s pro rata share of the liquidation value of the unencumbered assets held by the applicable Debtor against which their claim is allowed; and

•	each holder of equity interests in the Debtors shall have such equity interests cancelled, released, discharged, and extinguished and shall not receive any distribution on account of such interests.

The Restructuring Support Agreement contains certain milestones for the progress of the Chapter 11 Cases, which include the dates by which the Debtors are required to, among other things, obtain certain orders of the Bankruptcy Court and consummate the Restructuring Transactions.

Although the Debtors intend to pursue the Restructuring contemplated by the Restructuring Support Agreement, there can be no assurance that the Debtors will be successful in completing a restructuring or any other similar transactions on terms set forth in the Restructuring Support Agreement, on different terms or at all.

The foregoing description of the Restructuring Support Agreement is not complete and is qualified in its entirety by reference to the Restructuring Support Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The filing of the Chapter 11 Cases constitutes an event of default that accelerated and, as applicable, increased certain obligations under the following debt instruments and agreements (collectively, the “Debt Instruments” and each individually, a “Debt Instrument”):

•

First Lien Senior Secured PIK Notes Indenture, dated as of May 5, 2023 (as amended by the First Supplemental Indenture, dated as of July 17, 2023, and the Second Supplemental Indenture, dated as of August 25, 2023, and as further amended, supplemented or otherwise modified from time to time), by and among the Issuers, the guarantors from time to time party thereto and U.S. Bank Trust Company, National Association (“U.S. Bank”), as trustee and collateral agent, governing the First Lien Notes;

•

Second Lien Senior Secured PIK Notes Indenture, dated as of May 5, 2023 (as amended, supplemented or otherwise modified from time to time), by and among the Issuers, the guarantors from time to time party thereto and U.S. Bank, as trustee and collateral agent, governing the Second Lien Notes;

•

Second Lien Exchangeable Senior Secured PIK Notes Indenture, dated as of May 5, 2023 (as amended, supplemented or otherwise modified from time to time), by and among the Issuers, the guarantors from time to time party thereto and U.S. Bank, as trustee and collateral agent, governing the Second Lien Exchangeable Notes;

•

Third Lien Senior Secured PIK Notes Indenture, dated as of May 5, 2023 (as amended, supplemented or otherwise modified from time to time), by and among the Issuers, the guarantors from time to time party thereto and U.S. Bank, as trustee and collateral agent, governing the 12.000% Third Lien Senior Secured PIK Notes due 2027 issued by the Issuers; and

•

Third Lien Exchangeable Senior Secured PIK Notes Indenture, dated as of May 5, 2023 (as amended, supplemented or otherwise modified from time to time), by and among the Issuers, the guarantors from time to time party thereto and U.S. Bank, as trustee and collateral agent, governing the Third Lien Exchangeable Notes.

In addition, pursuant to the previously announced satisfaction letter, dated October 30, 2023 (the “Satisfaction Letter”), and the Amended and Restated Reimbursement Agreement, dated as of December 20, 2022 (as amended, supplemented or otherwise modified from time to time, the “Reimbursement Agreement”), each by and among the WeWork Obligor, SVF II and the other parties thereto, SVF II has reimbursed certain amounts in respect of letter of credit draws under the Credit Agreement, dated as of December 27, 2019 (as amended, supplemented or otherwise modified from time to time), by and among the WeWork Obligor, SVF II and the other parties thereto. SVF II notified the WeWork Obligor of amounts SVF II had reimbursed as of such date, requiring the WeWork Obligor to repay such amount.

The Debt Instruments provide that, as a result of the Chapter 11 Cases, the principal amount together with accrued and unpaid interest thereon, and in the case of the indebtedness outstanding under certain Debt Instruments, applicable premium, if any, thereon, shall be immediately due and payable. Accordingly, all of the Debt Instruments will be classified as current on the unaudited condensed consolidated balance sheet of the Company. However, any efforts to enforce such payment obligations under the Debt Instruments, the Satisfaction Letter and the Reimbursement Agreement against the Debtors are automatically stayed as a result of the Chapter 11 Cases, and the creditors’ rights of enforcement in respect of such obligations are subject to the applicable provisions of the Bankruptcy Code. Additionally, in connection with the Chapter 11 Cases, the Company has incurred, and expects to continue to incur, significant professional fees and other costs in connection with the Chapter 11 Cases. There can be no assurance that the Company’s current liquidity is sufficient to allow it to satisfy its obligations related to the Chapter 11 Cases or to pursue confirmation of the Plan.

Item 7.01	Regulation FD Disclosure.

Press Release

On November 6, 2023, the Company issued a press release in connection with the filing of the Chapter 11 Cases. A copy of the press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.

Cleansing Materials

Prior to the commencement of the Chapter 11 Cases, and in connection with discussion with certain of the Company’s debt holders with respect to potential strategic or capital markets transactions to enhance the Company’s capital structure, the Company entered into certain confidentiality agreements (collectively, the “Confidentiality Agreements”) pursuant to which the Company agreed to publicly disclose certain information, including material non-public information thereunder (the “Cleansing Materials”), upon the occurrence of certain events set forth therein. The Company is furnishing the Cleansing Materials to this Current Report as Exhibit 99.2 hereto in satisfaction of its obligations under the Confidentiality Agreements.

The Cleansing Materials were not prepared with a view toward public disclosure and should not be relied upon to make an investment decision with respect to the Company. The Cleansing Materials includes certain potential values for illustrative purposes only and such values are not the result of, and do not represent, actual valuations, estimates, forecasts or projections by any third party, the Company or its subsidiaries, and should not be relied upon as such. Neither the Company nor any third party has made or makes any representation to any person regarding the accuracy of the Cleansing Materials or the ultimate outcome of any potential restructuring transaction, and none of them undertakes any obligation to update the Cleansing Materials to reflect circumstances existing after the date when the Cleansing Materials were prepared or conveyed or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the Cleansing Materials are shown to be in error.

Additional Information on the Chapter 11 Cases

Court filings and information about the Chapter 11 Cases can be found at a website maintained by the Company’s claims and noticing agent, Epiq Corporate Restructuring, LLC, at https://dm.epiq11.com/WeWork. The documents and other information available via website or elsewhere are not part of this Current Report and shall not be deemed incorporated herein.

The information in this Item 7.01, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

Cautionary Note Regarding the Company’s Securities

The Company cautions that trading in its securities (including, without limitations, the Company’s Class A common stock) during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases. The Company expects that holders of shares of the Company’s common stock could experience a significant or complete loss on their investment, depending on the outcome of the Chapter 11 Cases.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements made in this Current Report, including, but not limited to, statements about the Debtors’ continued operation of the business as “debtors-in-possession” WeWork’s expectation to be granted “first day” relief and the ability to pay its current obligations when due and satisfy its continuing obligations, including, but not limited to, employee benefits and wages, vendors and suppliers of goods and services, and insurance and tax obligations; WeWork’s expectation that the transactions contemplated by the Restructuring Support Agreement and the Chapter 11 Cases are consummated by the Bankruptcy Court in the terms outlined herein and in the Restructuring Support Agreement, and that the transactions result in significant reduction of WeWork’s debt balance and any assumptions underlying any of the foregoing may be deemed “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Although WeWork believes the expectations reflected in these forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and other factors. Such factors include, but are not limited to, risks and uncertainties regarding WeWork’s ability to successfully consummate and complete a plan of reorganization under Chapter 11; WeWork’s ability to continue operating in the ordinary course while the Chapter 11 Cases are pending; potential adverse effects of the Chapter 11 Cases on WeWork’s business, financial condition, liquidity and results of operations; WeWork’s ability to obtain timely approval by the Bankruptcy Court with respect to the motions filed in the Chapter 11 Cases; objections to WeWork’s recapitalization process or other pleadings filed with the Bankruptcy Court that could protract the Chapter 11 Cases; employee attrition and WeWork’s ability to retain senior management and other key personnel due to the distractions and uncertainties caused by the Chapter 11 Cases; WeWork’s ability to improve its liquidity and long-term capital structure and to address its debt service obligations through the Restructuring; WeWork’s ability to comply with the restrictions imposed by the terms and conditions of the potential financing arrangements; WeWork’s ability to find solutions with landlords to effectively and timely rationalize its real estate footprint; WeWork’s ability to effectively implement its strategic plan; WeWork’s liquidity needs to operate its business and execute its strategy, and related use of cash; WeWork’s ability to retain its members, attract new members, and maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities as a result of the Chapter 11 Cases; the effects of the Restructuring and the Chapter 11 Cases on WeWork and on the interests of various constituents, including holders of WeWork’s common stock; the Bankruptcy Court’s rulings in the Chapter 11 Cases, including the approvals of the terms and conditions of any plan of reorganization and the outcome of the Chapter 11 Cases generally; the length of time that WeWork will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; risks associated with third party motions in the Chapter 11 Cases, which may interfere with WeWork’s ability to consummate a plan of reorganization or an alternative restructuring; increased administrative and legal costs related to the Chapter 11 process; other litigation and inherent risks involved in a bankruptcy process; and the other risks and uncertainties disclosed in WeWork’s annual and quarterly periodic reports and other documents filed with the U.S. Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made. WeWork undertakes no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1*	Restructuring Support Agreement, dated as of November 6, 2023, by and among the Company and the other parties thereto.

99.1	Press Release, dated November 6, 2023.

99.2	Cleansing Materials

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	In accordance with Item 601(a)(5) of Regulation S-K, certain schedules or similar attachments to this exhibit have been omitted from this filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WEWORK INC.

Date: November 7, 2023	By:	/s/ Pamela Swidler
	Name:	Pamela Swidler
	Title:	Chief Legal Officer